January 1, 2023

The Davenport Funds

Davenport Value & Income Fund (DVIPX)

Supplement to the Summary Prospectus Dated August 1, 2022

Changes to the portfolio management team for the Davenport Value & Income Fund became effective on January 1, 2023 when Adam Bergman was appointed co-portfolio manager and Investment Policy Committee member. Accordingly, the disclosure in the section Management of the Fund - Portfolio Managers on page 4 of the Summary Prospectus is replaced in its entirety as follows:

Portfolio Managers

The Value & Income Fund is managed by the members of the Advisor’s Investment Policy Committee (“IPC”), each of whom has an equal role in the decision-making process. The members of the IPC are:

Name	Title with the Advisor	Length of Service to the Fund
John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2010)
Michael S. Beall, CFA	Executive Vice President and Director	Since inception (2010)
Adam Bergman, CFA	Senior Vice President	Since 2023
E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2010)
Robert B. Giles	Executive Vice President and Director	Since inception (2010)
Christopher G. Pearson, CFA	Senior Vice President and Director	Since 2019
Joel M. Ray, CFA	Senior Vice President and Director	Since 2020
George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2010)

Please retain this Supplement for future reference